UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 13, 2007

Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California 94080
(Address of principal executive offices)	(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Poniard Pharmaceuticals, Inc. (the “Company”) announced today that it plans to publicly offer up to 9,500,000 shares of common stock pursuant to an effective registration statement previously filed with the Securities and Exchange Commission.  In connection with this offering, the Company plans to grant the underwriters a 30-day option to purchase up to an additional 1,425,000 shares to cover over-allotments, if any.

The Company also announced today the treatment of the first patient in a Phase I clinical trial of oral picoplatin.

Copies of the Company's press releases dated April 13, 2007 are attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

99.1   Press release dated April 13, 2007

99.2   Press release dated April 13, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: April 13, 2007	By:	/s/ Caroline M. Loewy
Name: Caroline M. Loewy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2007
99.2	Press Release dated April 13, 2007